THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln Core IncomeSM Variable Annuity

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln Core IncomeSM Variable Annuity

Supplement dated June 29, 2022 to the Prospectus dated May 1, 2022

This supplement serves as notice that the LVIP SSGA Moderately Aggressive Structured Allocation Fund, available on May 22, 2022, was listed incorrectly in “Appendix A – Funds Available Under The Contract” and the correct fund name is LVIP SSGA Moderately Aggressive Index Allocation Fund. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

Please retain this supplement for future reference.